UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2017

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas		72211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On April 17, 2017, the Company is providing the following information in a prospectus supplement related to a potential equity offering.

Preliminary First Quarter Results

Set forth below are selected preliminary, unaudited financial results for the three months ended March 31, 2017. We have not yet completed our financial closing process, and the information set out below should be considered preliminary and subject to change. These estimates have been prepared by and are the responsibility of management. Our independent registered public accounting firm has not reviewed our preliminary financial data, and does not express an opinion or any other form of assurance with respect to the preliminary financial data. The below summary of financial data is not a comprehensive statement of our financial results for the three months ended March 31, 2017, and our actual results may differ materially from these estimates due to the completion of our financial closing procedures, final adjustments, review by our auditors and other developments that may arise between now and the time the financial results are finalized.

The following are the selected preliminary, unaudited financial results for the three months ended March 31, 2017, as well as a comparison to our unaudited financial results for the three months ended March 31, 2016.

	Three months ended March 31, 2017		Three months ended March 31, 2016
	Low end of the range(1)	High end of the range(1)	Actual(1)
	(in millions)
Revenue	$210.0	$212.0	$174.7
Net (loss) income	(22.0)	(18.0)	8.0
Net (loss) income applicable to common shareholders	(23.8)	(19.8)	7.7
Adjusted EBITDA	175.1	178.6	165.7
AFFO per common share	$0.63	$0.66	$0.65

(1)	Amounts may not subtotal due to rounding.

For the three months ended March 31, 2017, net loss and net loss applicable to common shareholders includes the impact of approximately $10 million of transaction related costs and a non-cash charge of approximately $11.0 million related to a change in the fair value of contingent consideration liabilities.

The following table presents a reconciliation of the midpoint of our preliminary estimated Adjusted EBITDA and AFFO per common share to the midpoint of our preliminary estimated low end and high end ranges for our net (loss) income, the most directly comparable GAAP measure, for the three months ended March 31, 2017.

Adjusted EBITDA

	Three months ended March 31, 2017	Three months ended March 31, 2016
	Midpoint(1)	Actual(1)
	(in millions)
Net (loss) income	$(20.0)	$8.0
Depreciation and amortization	101.4	86.3
Interest expense	73.4	66.0
Income tax expense	(0.5)	0.4
EBITDA	154.3	160.9
Stock-based compensation	1.6	0.9

Change in fair value of contingent consideration	11.0	–
Transaction related costs	10.0	3.9
Adjusted EBITDA	$176.9	$165.7

(2)	Amounts may not subtotal due to rounding.

AFFO per common share

	Three months ended March 31, 2017 Midpoint(1)	Three months ended March 31, 2016 Actual(1)
Net (loss) income attributable to common shareholders	$(0.14)	$0.05
Real estate depreciation and amortization	0.59	0.57
Participating securities’ share in earnings	0.00	0.00
Participating securities’ share in FFO	(0.00)	(0.00)
FFO applicable to common shareholders	$0.45	0.62
Transaction related costs	0.06	0.03
NFFO applicable to common shareholders	0.51	0.65
Amortization of deferred financing costs	0.02	0.01
Amortization of debt discount	0.02	0.01
Stock-based compensation	0.01	0.01
Non‑real estate depreciation and amortization	0.07	0.01
Straight‑line revenue	(0.02)	(0.03)
Change in fair value of contingent consideration	0.07	–
Maintenance capital expenditures	(0.00)	(0.01)
Amortization of discount on convertible preferred stock	0.00	–
Other non-cash (revenue) expense, net	(0.02)	(0.01)
AFFO applicable to common shareholders	$0.65	$0.65

(1)	Amounts may not subtotal due to rounding.

NON-GAAP FINANCIAL MEASURES

We refer to EBITDA, Adjusted EBITDA, Funds From Operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), Normalized Funds From Operations (“NFFO”) and Adjusted Funds From Operations (“AFFO”) in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA, Adjusted EBITDA, FFO, NFFO and AFFO are important non-GAAP supplemental measures of operating performance for a real estate investment trust (“REIT”).

We define “EBITDA” as net income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA before stock-based compensation expense and the impact, which may be recurring in nature, of transaction and integration related costs (collectively, “transaction related costs”), the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, changes in the fair value of contingent consideration and financial instruments, and other similar items (although we may not have had such charges in the periods presented). We believe EBITDA and Adjusted EBITDA are important supplemental measures to net income because they provide additional information to evaluate our operating performance on an unleveraged basis. Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should not be considered as an alternative to net income determined in accordance with GAAP.

Because the historical cost accounting convention used for real estate assets requires the recognition of depreciation expense except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined by NAREIT as net income applicable to common shareholders computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. We compute FFO in accordance with NAREIT’s definition.

We define NFFO, as FFO excluding the impact, which may be recurring in nature, of transaction and integration related costs. We define AFFO as NFFO excluding (i) noncash revenues and expenses such as stock-based compensation expense, amortization of debt and equity discounts, amortization of deferred financing costs, depreciation and amortization of non-real estate assets, straight-line revenues and revenue associated with the amortization of tenant funded capital improvements and (ii) the impact, which may be recurring in nature, of the write-off of unamortized deferred financing fees, additional costs incurred as a result of the early repayment of debt, changes in the fair value of contingent consideration and financial instruments, and similar items less maintenance capital expenditures. We believe that the use of FFO, NFFO and AFFO, and their respective per share amounts, combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and analysts, and makes comparisons of operating results among such companies more meaningful. We consider FFO, NFFO and AFFO to be useful measures for reviewing comparative operating and financial performance. In particular, we believe AFFO, by excluding certain revenue and expense items, can help investors compare our operating performance between periods and to other REITs on a consistent basis without having to account for differences caused by unanticipated items and events, such as transaction and integration related costs. We use FFO, NFFO and AFFO, and their respective per share amounts, as performance measures, and FFO, NFFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements. While FFO, NFFO and AFFO are relevant and widely used measures of operating performance of REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance.

Further, our computations of EBITDA, Adjusted EBITDA, FFO, NFFO and AFFO may not be comparable to that reported by other REITs or companies that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define EBITDA, Adjusted EBITDA, NFFO and AFFO differently than we do.

The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01 Regulation FD Disclosure

Uniti has obtained commitments, subject to a number of conditions including execution of definitive documentation, for an increase in the commitments under its revolving credit facility from $500 million to $750 million.

Item 8.01 Other Information

As previously announced, on April 10, 2017, Uniti Group Inc. (the “Company”) entered into a definitive agreement to acquire Southern Light, LLC, an Alabama limited liability company (“Southern Light”). The Company is filing this report to present historical audited financial statements of Southern Light as well as certain pro forma financial information relating to the Company’s pending acquisition of Southern Light. Accordingly, audited consolidated financial statements of Southern Light and unaudited pro forma condensed combined financial statements giving effect to the pending acquisition of Southern Light are attached as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Southern Light as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016 are filed as Exhibit 99.1 hereto.

(b) Pro forma financial information.

Uniti Group Inc.’s unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2016 giving effect to the acquisition of Southern Light and certain other acquisitions consummated since January 1, 2016, and the financing therefor, are filed as Exhibit 99.2 hereto.

(d) The following exhibits are included with this Current Report.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Southern Light, LLC Audited Financial Statements as of December 31, 2016 and 2015and for each of the two years in the period ended December 31, 2016.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the year ended December 31, 2016.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time.  Those forward-looking statements include all statements that are not historical statements of fact and those regarding the registrant’s intent, belief or expectations including, without limitation, statements regarding its expectations with respect to the proposed transaction with Southern Light, LLC.

Words such as “anticipate(s),” “expect(s),” “intend(s),” “estimate(s),” “foresee(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements.  These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected.  Although the registrant believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained.  Factors which could materially alter its expectations with regard to the proposed transaction with Southern Light, LLC, include, among other things, the possibility that the terms of the transaction as described in this Current Report on Form 8-K are modified; the risk that the transaction agreements may be terminated prior to expiration; risks related to satisfying the conditions to the transactions, including timing and possible delays and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval.

The registrant expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this Current Report on Form 8-K to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2017	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Southern Light, LLC Audited Financial Statements as of December 31, 2016 and 2015 and for each of the two years in the period ended December 31, 2016.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Uniti Group Inc. as of and for the year ended December 31, 2016.